HARRIS INSIGHT EQUITY FUNDS

HARRIS INSIGHT FUNDS
One Exchange Place, Boston, Massachusetts 02109
Telephone: (800) 982-8782

     The Harris Insight Funds Trust (the ``Trust'') is an open-end, diversified management investment company that currently offers a selection of eleven investment portfolios. HT Insight Funds, Inc. (the ``Company'') is an open-end, diversified management investment company that currently offers six investment portfolios. (The eleven portfolios of the Trust and five of the six portfolios of the Company are collectively referred to herein as the ``Harris Insight Funds'' or the ``Funds.'') This Prospectus describes one class of shares (``Class A Shares'' or ``Shares'') of each of six investment portfolios offered by the Trust and the Class A Shares of the Harris Insight Equity Fund, a portfolio offered by the Company. The Funds are as follows:

  o Harris Insight Equity Fund (the ``Equity Fund'')

  o Harris Insight Equity Income Fund (the ``Equity Income Fund'')

  o Harris Insight Growth Fund (the ``Growth Fund'')

  o Harris Insight Small-Cap Opportunity Fund (the ``Small-Cap Fund'')

  o Harris Insight Index Fund (the ``Index Fund'')

  o Harris Insight International Fund (the ``International Fund'')

  o Harris Insight Balanced Fund (the ``Balanced Fund'')


     Harris Trust & Savings Bank is the Investment Adviser to the Funds and Harris Investment Management, Inc., a subsidiary of Harris Bankcorp, Inc., acts as each Fund's Portfolio Management Agent. Shares of each Fund are offered by Funds Distributor, Inc., the distributor for the Trust and the Company.


     This Prospectus sets forth concisely the information a prospective investor should know before investing in the Funds. Please read and retain it for future reference. A Statement of Additional Information dated February 21, 1996, containing more detailed information about the Funds has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated by reference into this Prospectus. The Statement of Additional Information and separate Prospectuses for the other investment portfolios offered by the Trust or the Company may be obtained without charge by writing or calling the Harris Insight Funds at the address and telephone number printed above.


     SHARES OF THE FUNDS ARE NOT DEPOSITS OR  OBLIGATIONS  OF, OR  GUARANTEED
OR
ENDORSED BY, HARRIS TRUST & SAVINGS BANK, OR ANY OF ITS AFFILIATES,  AND ARE
NOT
INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION,  THE
FEDERAL
RESERVE  BOARD,  OR ANY  OTHER  AGENCY.  AN  INVESTMENT  IN THE  FUNDS
INVOLVES
INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                          _____________________

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE SECURITIES
AND
EXCHANGE COMMISSION (THE ``COMMISSION'') OR ANY STATE SECURITIES  COMMISSION
NOR
HAS THE COMMISSION OR ANY STATE SECURITIES  COMMISSION  PASSED UPON THE
ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL
OFFENSE.


February 21, 1996

TABLE OF CONTENTS


                                                         Page
Expense Table                                              3
Highlights                                                 4
Financial Highlights                                       6
Investment Objectives and Policies                         7
    Equity Fund                                            7
    Equity Income Fund                                     7
    Growth Fund                                            7
    Small-Cap Fund                                         7
    Index Fund                                             8
    International Fund                                     8
    Balanced Fund                                          9
    All Funds                                              9
Investment Strategies                                     10
Investment Limitations                                    16
Management                                                17
Determination of Net Asset Value                          20
Purchase of Shares                                        21
Redemption of Shares                                      22
Exchange Privilege                                        23
Service Plans                                             23
Dividends and Distributions                               24
Federal Income Taxes                                      24
Account Services                                          25
Organization and Capital Stock                            25
Reports to Shareholders                                   26
Calculation of Yield and Total Return                     26


     No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the Statement of Additional Information and/or in the Funds' official sales literature in connection with the offering of the Funds' shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Company or the Distributor. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

EXPENSE TABLE

     Expenses and fees payable by shareholders are summarized in this table and expressed as a percentage of average net assets.

     The following table sets forth certain information concerning shareholder transaction expenses and projected annual fund operating expenses for Class A Shares of the Funds during the current fiscal year.


                                             Equity
                                    Equity   Income   Growth   Small-Cap   Index   International  Balanced
                                     Fund     Fund     Fund      Fund       Fund        Fund       Fund
Shareholder Transaction Expenses
  Maximum Sales Load Imposed on
   Purchases                        4.50%     4.50%    4.50%     4.50%      4.50%       4.50%      4.50%
Annual Fund Operating Expenses*:
  (as a percentage of average
  net assets)
  Advisory Fees                     0.70%     0.70%    0.90%     1.00%      0.25%       1.05%      0.60%
  Rule 12b-1 Fees                   0.25%     0.25%    0.25%     0.25%      0.25%       0.25%      0.25%
  Other Expenses+                   0.26%     0.23%    0.20%     0.20%      0.20%       0.27%      0.28%

  Total Fund Operating Expenses     1.21%     1.18%    1.35%     1.45%      0.70%       1.57%      1.13%


* Customers of a financial institution, such as Harris Trust & Savings Bank, may also be charged certain fees and expenses by their institution. These fees may vary depending on the capacity in which the institution provides fiduciary and investment services to the particular client (e.g., trust, estate settlement, advisory and custodian services).

+ With respect to each Fund,  other than the Equity Fund,  the amount of ``Other
  Expenses'' in the table above is based on estimated expenses and projected assets for the current fiscal year. With respect to the Equity Fund, the amount of ``Other Expenses'' is based on amounts incurred during the most recent fiscal year.

EXAMPLE

     You would pay the following expenses on a $1,000 investment in Class A Shares, assuming (1) a hypothetical 5% gross annual return and (2) redemption at the end of each time period:

                    Equity
           Equity   Income   Growth   Small-Cap   Index   International  Balanced
            Fund     Fund     Fund      Fund       Fund        Fund       Fund
1 year     $ 57      $56      $58       $59        $52         $60        $56
3 years      82       81       86        89         66          92         79
5 years     109      N/A      N/A       N/A        N/A         N/A        N/A
10 years    185      N/A      N/A       N/A        N/A         N/A        N/A

THIS  EXAMPLE  SHOULD  NOT BE  CONSIDERED  A  REPRESENTATION  OF PAST OR
FUTURE
EXPENSES OR PERFORMANCE WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

The purpose of the expense table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. For more information concerning the various costs and expenses, see ``Management.''

HIGHLIGHTS

The following seven investment portfolios are described in this Prospectus:

EQUITY FUND -- seeks to provide capital appreciation and current income by investing primarily in common stocks.

EQUITY INCOME FUND -- seeks to provide current income and, secondarily, capital appreciation by investing primarily in common stocks and convertible securities.

GROWTH FUND -- seeks to provide capital appreciation and, secondarily, current income by investing primarily in common stocks and convertible securities of companies with above-average growth potential.

SMALL-CAP FUND -- seeks to provide long term capital growth by investing primarily in equity securities of smaller to medium capitalization companies.

INDEX FUND -- seeks to provide the return and risk characteristics of the S&P 500 Index, by investing primarily in securities of companies that comprise that index.

INTERNATIONAL FUND -- seeks to provide international diversification and capital appreciation by investing primarily in common stocks of foreign companies. Current income is a secondary objective.

BALANCED FUND -- seeks to provide current income and capital appreciation by investing in a balanced portfolio of fixed income and equity securities.


See page 7.

WHO MANAGES EACH FUND'S INVESTMENTS?

     Harris Trust & Savings Bank (``Harris Trust'' or the ``Investment Adviser'') is the investment adviser for each Fund. Harris Trust has provided investment management service to clients for over 100 years. Harris Trust provides investment services for pension, profit-sharing and personal portfolios. As of June 30, 1995, assets under management total approximately $23 billion. See page 17.

     Harris Investment Management, Inc. (``HIM'' or the ``Portfolio Management Agent'') provides daily portfolio management services for the Funds. HIM and its predecessors have managed client assets for over 100 years. HIM has a staff of 96, including 64 professionals, providing investment expertise to the management of the Harris Insight Funds and for pension, profit-sharing and institutional portfolios. As of June 30, 1995, assets under management are estimated to exceed $13 billion. See page 17.

     Harris Trust and HIM are subsidiaries of Harris Bankcorp., Inc.

WHAT ADVANTAGES DO THE FUNDS OFFER?

     The Funds are designed for individual and institutional investors. A single investment in shares of the Funds gives the investor benefits customarily available only to large investors, such as diversification of investment, greater liquidity and professional management, block purchases of securities, relief from bookkeeping, safekeeping of securities and other administrative details.

WHEN ARE DIVIDENDS PAID?

     Dividends from each of the Equity, Equity Income, Growth, Index and Balanced Funds are declared and paid quarterly. Dividends from the Small-Cap and International Funds are declared and paid semi-annually. Any net capital gains will be declared and paid annually. See page 24.

HOW ARE SHARES REDEEMED?


     Shares may be redeemed at their next determined net asset value after receipt of a proper request by the registered representative servicing your account, the Distributor, or through any Service Agent. See page 22.


WHAT RISKS ARE ASSOCIATED WITH THE FUNDS?

     Each Fund's performance and price per share will change daily based on many factors, including the quality of the Fund's investments, U.S. and international economic conditions, general market conditions and international exchange rates. The Funds may invest in securities of foreign issuers that involve risks not typically associated with U.S. issuers. There is no assurance that any Fund will achieve its investment objective. See ``Investment Strategies.''

FINANCIAL HIGHLIGHTS

     This table shows the total return on one Class A Share of the Equity Fund for each period illustrated.


     The following financial highlights, insofar as it relates to each of the five years in the period ended December 31, 1995, are derived from the financial statements of the Company for the year ended December 31, 1995 audited by Price Waterhouse LLP, independent accountants. This information should be read in conjunction with the financial statements and notes thereto which are incorporated by reference in this Prospectus. Only the Equity Fund was in operation during the periods shown. As of February 21, 1996, all outstanding shares of the Equity Fund were renamed Class A Shares. No fees for distribution and support services under the Equity Fund's Service Plan were paid by that Fund for the periods through December 31, 1995.


                                                               EQUITY FUND
                                 YEAR       YEAR        YEAR     YEAR      YEAR       YEAR     YEAR
                                 ENDED      ENDED       ENDED    ENDED     ENDED      ENDED    ENDED
2/26/88* TO
                                12/31/95   12/31/94+  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89    12/31/88
Net Asset Value,
 Beginning of
  Period                        $ 11.28   $ 12.86     $ 11.57   $ 12.08   $ 10.05   $ 11.22   $ 10.58  $ 10.00

Income From
 Investment
 Operations:
  Net Investment Income            .229      .263        .197      .267      .282      .323      .347     .265
  Net Realized
   and Unrealized
   Gain (Loss) on  Investments    3.827     (.514)      1.904      .703     2.418    (1.203)    2.573     .555

    Total from
     Investment
     Operations                   4.056     (.251)      2.101      .970     2.700     (.880)    2.920     .820

Less Distributions:
  Net Investment
   Income                         (.232)    (.263)      (.204)    (.290)    (.280)    (.290)    (.450)   (.240)
  Net Realized Gains             (1.114)   (1.066)      (.607)   (1.190)    (.390)      --     (1.830)     --

    Total Distributions          (1.346)   (1.329)      (.811)   (1.480)    (.670)    (.290)   (2.280)   (.240)

Net Asset Value,
 End of Period                  $ 13.99   $ 11.28     $ 12.86   $ 11.57   $ 12.08   $ 10.05   $ 11.22  $ 10.58

Total Return(4)                   36.26%    (2.05)%     18.23%     8.19%    27.29%    (7.78)%   27.81%
8.23%(3)
Ratios/Supplemental Data:
  Net Assets,
   End of Period $(000)          61,256    38,920      47,241    31,809    34,150    24,649    15,885   24,524
  Ratio of Expenses
   to Average Net
   Assets(1)                       0.96%     0.90%       0.93%     0.96%     0.98%     1.00%     1.00%    1.00%(2)
  Ratio of Net
   Investment Income
   to Average Net
   Assets                          1.75%     1.94%       1.59%     2.16%     2.52%     3.29%     2.95%    3.03%(2)
  Portfolio Turnover
   Rate                           75.93%    87.83%      57.31%    63.79%    77.85%    52.27%    42.00%   33.03%


  + Restated.

  * Date commenced operations.

(1) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 and the
     period ended December 31, 1988, would have been 0.97%, 0.92%, 0.96%, 0.98%,
     1.01%, 1.21%, 1.47% and 1.41% (annualized).

(2)  Annualized.

(3)  Total returns for periods of less than one year are not annualized.

(4)  Sales load is not reflected in total return.


INVESTMENT OBJECTIVES AND POLICIES

     Set forth below are the investment objectives and policies of each of the Funds. Those investments that may be made by all of the Funds are listed on page 9 following the specific description of each Fund. Each Fund may also invest in securities described in ``Investment Strategies'' below and the Statement of Additional Information.

EQUITY FUND

     Primarily, the Equity Fund seeks to provide capital appreciation and current income.

     The Equity Fund seeks to provide investors with capital appreciation and current income. The Fund seeks to attain its investment objective by investing, under normal market conditions, at least 65% of its total assets in common stocks of larger capitalization companies, (i.e. companies with market capitalization in excess of $500 million). The Fund's portfolio is generally comprised of approximately 50 different issues. Risk is managed by diversification of investments.

     The Fund's investment process considers valuation and improving fundamentals. The Fund's investments are expected to encompass all major sectors of the market resulting in a diversified portfolio. The Fund's Portfolio Management Agent believes that an investment process which combines carefully monitored risk control with an emphasis on value and fundamental research is better suited for long-term equity investing.

EQUITY INCOME FUND

     The Equity Income Fund seeks to provide current income and, secondarily, capital appreciation.

     The Equity Income Fund seeks to provide current income and, secondarily, capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in common stocks and convertible securities that the Fund's Portfolio Management Agent believes offer good value, an attractive yield and dividend growth potential.

     The Fund is managed with a disciplined investment process which seeks to maintain a diversified portfolio of high quality equity securities. The Fund generally emphasizes securities with higher than average dividend yields and/or stronger than average growth characteristics. The result of this investment process is a diversified portfolio which the Fund's Portfolio Management Agent believes provides attractive long-term growth potential while striving to maintain an attractive current yield.

GROWTH FUND

     The Growth Fund seeks to provide capital appreciation and, secondarily, current income.

     The Growth Fund seeks to provide capital appreciation and, secondarily, current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, primarily in common stocks and convertible securities of companies that the Fund's Portfolio Management Agent believes offer above-average growth potential. The Fund's investment management discipline emphasizes growth in sales, earnings and asset values.

SMALL-CAP FUND

     The Small-Cap Fund seeks to provide long-term capital appreciation.

     The Small-Cap Fund seeks to provide long term capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of the value of its total assets in equity securities of smaller to medium capitalization companies (i.e. companies with market capitalizations between $100 million and $2.5 billion.)

     The investment management discipline of the Fund searches for companies offering above-average earnings, sales and asset value growth.

INDEX FUND

     The Index Fund seeks to provide the return and risk characteristics of the S&P 500 Index.

     The Index Fund seeks to provide the return and risk characteristics of the Standard & Poor's 500 Index (the ``S&P 500 Index'' or the ``Index''), an index which emphasizes large capitalization companies. As of December 31, 1994, the Index represented approximately 76% of the market capitalization of publicly owned stocks in the United States. The Fund seeks to achieve its investment objective by investing, under normal market conditions, primarily in securities of companies that comprise the S&P 500 Index.


     The Fund is managed through the use of a ``quantitative'' or ``indexing'' investment discipline, which attempts to duplicate the investment composition and performance of the Index through statistical procedures. As a result, the Portfolio Management Agent does not employ traditional methods of fund investment management, such as selecting securities on the basis of economic, financial and market analysis. The Fund seeks quarterly performance within a .95 correlation to the Index. On at least a monthly basis, the Portfolio Management Agent compares the correlation of the Fund's performance to that of the Index. In the event the Fund's performance for the preceding three month period is not within a .95 correlation to the performance of the Index, the Portfolio Management Agent may adjust the Fund's holdings in issues included in the Index to seek a closer performance correlation.


     The Fund seeks to closely match the weight of each security in the portfolio approximating its weight in the S&P 500 Index. Although the Fund may not hold all 500 issues included in the Index, it will generally hold at least 90% of such issues. In addition, the Fund may maintain positions in S&P 500 Stock Index futures contracts in an effort to ensure adequate liquidity and to reduce transaction costs.

     Standard & Poor's Corporation (``S&P'') makes no representation or warranty, expressed or implied, to the purchasers of the Index Fund or any member of the public regarding the advisability of investing in either the Index Fund or the ability of the S&P 500 Index to track general stock market performance. The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P does not guarantee the accuracy and/or completeness of its index or any data included therein. Furthermore, S&P makes no warranty, express or implied, as to the results to be obtained by the Index Fund, owners of the Fund, any person or any entity from the use of the index sponsored by S&P or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to its index or any data included therein.

INTERNATIONAL FUND


     The International Fund seeks to provide international diversification and capital appreciation. Current income is a secondary objective.

     The International Fund seeks to provide international diversification and capital appreciation. Current income is a secondary objective. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of the value of its total assets in securities of foreign issuers (i.e., issuers organized outside the United States or whose principal trading market is outside the United States) and such issuers will be located in at least three countries other than the United States. The Fund seeks to manage risk through the diversification of its investments.


     The International Fund also may invest in exchange rate-related securities, securities convertible into or exchangeable for foreign equity securities, and custodial receipts for Treasury securities. In addition, the Fund may engage in the purchase and sale of foreign currency for hedging purposes.

BALANCED FUND

     The Balanced Fund seeks to provide current income and capital appreciation through a balanced portfolio of fixed income and equity securities.


     The Balanced Fund seeks to provide current income and capital appreciation by investing in a balanced portfolio of fixed income and equity securities. The Fund seeks to achieve its investment objective by utilizing an active asset allocation approach. Under normal market conditions, equity securities are expected to comprise between 40% to 65% of the Fund's total assets and fixed income securities are expected to comprise at least 25% of the Fund's total assets.


ALL FUNDS

     Each Fund may invest in securities convertible into or exchangeable for common stocks or preferred stocks, as well as Government Securities and debt obligations of domestic corporations rated ``Baa'' or better by Moody's Investors Services, Inc. (``Moody's'') or ``BBB'' or better by S&P, or an equivalent rating by another nationally recognized statistical rating organization at the time of purchase or, if not rated are considered by the Portfolio Management Agent to be of comparable quality. Debt obligations rated ``BBB'' by S&P, ``Baa'' by Moody's or the equivalent by such other rating organization may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. In addition, each Fund may invest in asset-backed securities, securities of other investment companies, securities with puts, warrants (not representing more than 5% of net assets), when-issued securities and forward commitments, forward foreign currency exchange contracts, mortgage-related securities, zero coupon securities, securities purchased in an initial public offering, floating/variable rate obligations, commercial paper, short-term money market instruments and cash equivalents, such as certificates of deposit, demand and time deposits and banker's acceptance notes. Each Fund also may invest in American Depositary Receipts, European Depository Receipts and, with respect to 10% (100% for the International Fund) of total assets, debt and equity securities of foreign issuers. Further, each Fund may purchase and sell covered put and call options on securities, index and interest rate futures contracts and options on futures contracts as well as enter into repurchase agreements and reverse repurchase agreements. In addition, each Fund may lend its portfolio securities with respect to up to one-third of its net assets.

                               ___________________


     Portfolio securities of each Fund are kept under continuing supervision and changes may be made whenever, in the judgment of the Portfolio Management Agent, a security no longer seems to meet the objective of the Fund. Portfolio changes also may be made to increase or decrease investments in anticipation of changes in security prices in general or to provide funds required for redemptions, distributions to shareholders or other corporate purposes. Neither the length of time a security has been held nor the rate of turnover of a Fund's portfolio is considered a limiting factor on such changes.


                               ___________________

     Each Fund may purchase debt obligations that are not rated if, in the opinion of the Portfolio Management Agent, they are of investment quality at least comparable to other rated investments that may be purchased by the Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the Fund to sell the security unless the amount of the security exceeds permissible limits. However, the Portfolio Management Agent will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interests of the Fund. To the extent that the ratings given by Moody's, S&P or another nationally recognized statistical rating organization for securities may change as a result of changes in the rating systems or due to corporate reorganization of such rating organizations, each Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment objectives and policies of that Fund. The ratings of Moody's and S&P are more fully described in the Appendix to the Statement of Additional Information.

INVESTMENT STRATEGIES


     These bond or debt securities may be collateralized by a pool of assets, such as automobile loans, home equity loans, equipment leases or other obligations.


     ASSET-BACKED SECURITIES. Each Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of motor vehicle installment purchase obligations, credit card receivables, home equity loans, equipment leases, manufactured housing loans and marine loans. In accordance with guidelines established by the Boards of Trustees and Directors, asset-backed securities may be considered illiquid securities and, therefore, may be subject to a Fund's 15% (10% with respect to the Equity Fund) limitation on such investments.


     The estimated life of an asset-backed security varies with prepayment experience with respect to underlying debt instruments. The rate of such prepayments, and therefore the life of the asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. In periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. If a Fund purchases asset-backed securities at a premium, prepayments may result in some loss of the Fund's principal investment to the extent of premium paid.

     Convertible bonds, debentures, and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities offering a stated dividend rate.

     CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Because convertible securities have the characteristics of both fixed-income securities and common stocks, they sometimes are called ``hybrid'' securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed income securities: that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer's common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relation to the price of the common shares into which it is convertible. Thus, convertible securities ordinarily will provide opportunities both for producing current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuers non-convertible debt obligations or preferred stock.

     The interest payable on these securities is denominated in U.S. dollars and is not subject to foreign currency risk and may be paid at rates higher than most similarly rated securities.


     EXCHANGE RATE-RELATED SECURITIES. The International Fund may invest in securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries (``Exchange Rate-Related Securities''). The interest payable on these securities is denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.


     Investments in Exchange Rate-Related Securities entail certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange
Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

     These obligations bear interest rates that are not fixed but vary with changes in specified market rates or indices.

     FLOATING AND VARIABLE RATE INSTRUMENTS. Each Fund may purchase instruments having a floating or variable rate of interest. These obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase.

     A floating or variable rate instrument may be subject to the Fund's percentage limitation on illiquid investments if there is no reliable trading market for the instrument or if the Fund may not demand payment of the principal amount within seven days.

     The   International   Fund   may   invest   in    dollar-denominated    and
non-dollar-denominated foreign equity and debt securities.

     FOREIGN SECURITIES. The International Fund may invest in dollar-denominated and non-dollar-denominated foreign equity and debt securities. Each other Fund may invest up to 10% of its total assets in dollar denominated foreign equity and debt securities. Each Fund also may invest in American Depositary Receipts (``ADRs'') and European Depository Receipts. ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. European Depository Receipts are typically issued by foreign banks and trust companies (although they may also be issued by U.S. banks or trust companies) and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.

     Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. For example, investments in foreign securities typically involve higher transaction costs than investments in U.S. securities. Foreign investments may have risks associated with currency exchange rates, political instability, less complete financial information about the issuers and less market liquidity. Future political and economic developments, possible imposition of withholding taxes on income, seizure or nationalization of foreign holdings, establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. In addition, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements than and to different accounting, auditing and recordkeeping requirements from domestic banks.

     Forward foreign currency exchange contracts allow the purchase and sale of a fixed quantity of a foreign currency at a future date.

     FORWARD CONTRACTS. Each Fund may enter into forward foreign currency exchange contracts for the purchase and sale of a fixed quantity of a foreign currency at a future date (``Forward Contracts''). A Fund may enter into Forward Contracts for hedging purposes as well as non-hedging purposes. By entering into transactions in Forward Contracts, however, a Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. A Fund may also enter into a Forward Contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a ``cross hedge'') if, in the judgment of the Portfolio Management Agent, a reasonable degree of correlation can be expected between movements in the values of the two currencies. Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on exchanges. Each Fund has established procedures consistent with statements of the Securities and Exchange Commission and its staff regarding the use of Forward Contracts by registered investment companies, which require use of segregated assets or ``cover'' in connection with the purchase and sale of such contracts.

     GOVERNMENT SECURITIES. Government Securities consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises.

     Repurchase agreements and time deposits that do not provide for payment to a Fund within 7 days after notice or which have a term greater than 7 days may be deemed illiquid securities.


     ILLIQUID SECURITIES. Each Fund may invest up to 15% (10% with respect to the Equity Fund) of its net assets in securities that are considered illiquid. Repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Portfolio Management Agent or Investment Adviser has determined under the supervision and direction of the Trust's Board of Trustees (or, with respect to the Equity Fund, the Company's Board of Directors) that an adequate trading market exists for such securities or that market quotations are readily available.

     Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the Securities Act of 1933 and commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933. These securities may be determined to be liquid in accordance with guidelines established by the Portfolio Management Agent or Investment Adviser and approved by the Trust's Board of Trustees (or, with respect to the Equity Fund, the Company's Board of Directors). The Board of Trustees or Directors will monitor the Portfolio Management Agent's or Investment Adviser's implementation of these guidelines on a periodic basis.


     These securities may be used as a hedge against anticipated changes in the value of securities held or in the value of securities a Fund intends to purchase.


     INDEX FUTURES CONTRACTS; OPTIONS ON INDICES; OPTIONS ON SECURITIES. Each Fund may attempt to reduce the risk of investment in equity securities by hedging a portion of its portfolio through the use of futures contracts on indices and options on such indices traded on national securities exchanges. Each Fund also may attempt to reduce the risk of investment in debt securities by hedging a portion of its portfolio through the use of interest rate futures and options on such futures contracts. A Fund will use futures contracts and options on such futures contracts only as a hedge against anticipated changes in the values of securities held in its portfolio or in the values of securities that it intends to purchase.

     Each Fund may invest in covered put and covered call options and may write covered put and covered call options on securities in which they may invest directly and that are traded on registered domestic securities exchanges or over-the-counter.

     The use of index and interest rate futures contracts and options may expose a Fund to additional risks and transaction costs. Risks inherent in the use of such instruments include: (1) the risk that interest rates, securities prices or currency markets will not move in the direction that the Portfolio Management Agent anticipates; (2) the existence of an imperfect correlation between the price of such instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible inability to close out certain hedged positions may result in adverse tax consequences; (5) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (6) the leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and (7) particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Fund worse off than if it had not entered into the position.

     When a Fund invests in index and interest rate futures contracts and options, it may be required to segregate cash and other high-grade liquid assets or certain portfolio securities to `cover' the Fund's position. Assets segregated or set aside generally may not be disposed of so long as a Fund maintains the positions requiring segregation or cover. Segregating assets could diminish a Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

     See ``Investment Strategies'' in the Statement of Additional Information.

     Subject to certain limitations, the Funds may invest in the securities of other investment companies.


     INVESTMENT COMPANY SECURITIES. In connection with the management of its daily cash positions, each Fund may invest in securities issued by investment companies that invest in short-term, debt securities (which may include municipal obligations that are exempt from federal income taxes) and which seek to maintain a $1.00 net asset value per share. Each Fund, other than the Equity Fund, may also invest in securities issued by investment companies that invest in securities in which such Fund could invest directly. Securities of investment companies may be acquired by any of the Funds within the limits prescribed by the Investment Company Act of 1940, as amended (the ``1940 Act''). These limit each such Fund so that: (i) not more than 5% of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust or the Company as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.


     Each of the Funds may lend to brokers, dealers and financial institutions securities from its portfolio representing up to one-third of the Fund's net assets.


     LOANS OF PORTFOLIO SECURITIES. Each Fund may lend to brokers, dealers and financial institutions securities from its portfolio representing up to one-third of the Fund's net assets. However, such loans may be made only if cash or cash equivalent collateral, including letters of credit, marked-to-market daily and equal to at least 100% of the current market value of the securities loaned (including accrued interest and dividends thereon) plus the interest payable to the Fund with respect to the loan is maintained by the borrower in a segregated account. In determining whether to lend a security to a particular broker, dealer or financial institution, the Portfolio Management Agent or the Investment Sub-Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. No Fund will enter into any portfolio security lending arrangement having a duration longer than one year. Any securities that a Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from the borrower. Loans of securities by a Fund will be subject to termination at the Fund's or the borrower's option. Each Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated fee to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the Company, the Investment Adviser, the Investment Sub-Adviser, the Portfolio Management Agent or the Distributor.

     Each   Fund   may   invest   in   mortgage-backed   securities,   including
collateralized mortgage obligations.


     MORTGAGE-RELATED  SECURITIES.  Each  Fund  may  invest  in  mortgage-backed securities, including collateralized mortgage obligations (``CMOs'') and Government Stripped Mortgage-Backed Securities. CMOs are types of bonds secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of obligations. To the extent that CMOs are considered to be investment companies, investment in such CMOs will be subject to the percentage limitations described above under ``Investment Company Securities.''

     Government Stripped Mortgage-Backed Securities are mortgage-backed securities issued or guaranteed by Government National Mortgage Association (``GNMA''), Federal National Mortgage Association (``FNMA''), or Federal Home Loan Mortgage Corporation (``FHLMC''). These securities represent beneficial ownership interests in either periodic principal distributions (``principal-only'') or interest distributions (``interest-only'') on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the Government Stripped Mortgage-Backed Securities represent all or part of the beneficial interest in pools of mortgage loans.


     Municipal Obligations include municipal bonds, notes, and commercial paper.


     MUNICIPAL OBLIGATIONS. The Balanced Fund may purchase municipal obligations. Municipal bonds generally have a maturity at the time of issuance of up to 30 years. Municipal notes generally have maturities at the time of issuance of three years or less. These notes are generally issued in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. The ability of an issuer to make payments is therefore dependent on these tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with an effective maturity or put date of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.


     The Funds may purchase securities subject to agreement by the seller to repurchase them at a specified time and place.


     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon time and price, which includes an amount representing interest on the purchase price. A Fund may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. The seller will be required to maintain in a segregated account for the Fund cash or cash equivalent collateral equal to at least 100% of the repurchase price (including accrued interest). Default or bankruptcy of the seller would expose a Fund to possible loss because of adverse market action, delays in connection with the disposition of the underlying obligations or expenses of enforcing its rights.

     Each Fund may borrow funds for temporary purposes by selling portfolio securities to financial institutions and agreeing to repurchase them at a mutually specified date and price.


     Each Fund may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (``reverse repurchase agreements''). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

     A Fund may not enter into a repurchase agreement or reverse repurchase agreements if, as a result, more than 15% (10% with respect to the Equity Fund) of the Fund's net assets would be invested in repurchase agreements or reverse repurchase agreements with a maturity of more than seven days and in other illiquid securities. The Funds will enter into repurchase agreements and reverse repurchase agreements only with registered broker/dealers and commercial banks that meet guidelines established by the Trust's Board of Trustees or the Company's Board of Directors.


     These securities allow the Funds to purchase securities with the right, but not the obligation, to sell the security at a specific price valid for a specific period of time.


     SECURITIES WITH PUTS. In order to maintain liquidity, each Fund may enter into puts with respect to portfolio securities with banks or broker/dealers that, in the opinion of the Portfolio Management Agent, or, with respect to the International Fund, the Investment Sub-Adviser, present minimal credit risks. The ability of these Funds to exercise a put will depend on the ability of the bank or broker/dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker/dealer defaults on its obligation to repurchase an underlying security, the Fund might be unable to recover all or a portion of any loss sustained by having to sell the security elsewhere.


     Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified obligations at a specified price.

     STAND-BY COMMITMENTS. The Balanced Fund may acquire ``stand-by commitments'' with respect to obligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the obligations to which the commitment relates. The Balanced Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by a Fund will be valued at zero in determining the Fund's net asset value.

     These instruments are issued at a discount from their ``face value'' and may exhibit greater price volatility than ordinary debt securities.


     STRIPPED SECURITIES. The International Fund may purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other stripped securities, which represent beneficial ownership interests in either future interest payments or the future principal payments on the securities held by the trust. These instruments are issued at a discount from their ``face value'' and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Participations in TIGRs, CATs and other similar trusts are not considered U.S. Government securities. Stripped securities will normally be considered illiquid investments and will be acquired subject to the limitations on illiquid investments unless determined to be liquid under guidelines established by the Board of Trustees.

     U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in U.S. Government Obligations which consist of bills, notes and bonds issued by the U.S. Treasury. They are direct obligations of the U.S. Government and differ primarily in the length of their maturities.

     These obligations are debt securities issued by U.S. Government-sponsored enterprises and federal agencies.


     U.S. GOVERNMENT AGENCY AND INSTRUMENTALITY OBLIGATIONS. Each of the Funds may invest in obligations of the U.S. Government agencies and instrumentalities, which are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some of these obligations are supported by: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates); (b) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan
Bank); (c) the authority of the U.S. Government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association); or (d) the credit of the issuer only. In the case of obligations not backed by the full faith and credit of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.


     Warrants represent rights to purchase securities at a specific price valid for a specific period of time.


     WARRANTS. Each Fund (except the Index Fund) may invest up to 5% of its net assets at the time of purchase, and the Index Fund may invest without such limitation, in warrants on securities in which they may invest directly. Warrants that have been acquired in units or attached to other securities are not subject to the percentage limitation. Warrants represent rights to purchase securities at a specific price during a specified period of time.


     When-issued securities (new securities that have not started trading) will only be purchased by the Funds with the intention of actually acquiring these instruments.


     WHEN-ISSUED SECURITIES. Each Fund may purchase securities (including securities issued pursuant to an initial public offering) on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. A Fund will make a commitment to purchase securities on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date, if deemed advisable. The purchase price and the interest rate that will be received are fixed at the time of the commitment. When-issued securities are subject to market fluctuation and no income accrues to the purchaser prior to issuance. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price.


     These securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity and are issued and traded at a discount.


     ZERO COUPON SECURITIES. Each Fund may invest in zero coupon securities. These securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity and are issued and traded at a discount. The values of zero coupon securities are subject to greater fluctuations than are the values of income securities that distribute income regularly. Zero coupon securities (which are not issued or guaranteed by the U.S. Government) may be created by separating the interest and principal component of Government Securities or securities issued by private corporate issuers.

INVESTMENT LIMITATIONS

     This section outlines each Fund's policies that may be changed only by a majority vote of shareholders.

     Unless otherwise noted, the foregoing investment objectives and related policies and activities of each of the Funds are not fundamental and may be changed by the Board of Trustees of the Trust (or, with respect to the Equity Fund, the Board of Directors of the Company) without the approval of shareholders, provided that, with respect to the Equity Fund, the policy relating to investment company securities is a fundamental investment policy. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

     As matters of fundamental policy, which may be changed only with approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described in the Statement of Additional Information, no Fund may: (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of its investments in that industry would exceed 25% of the current value of its total assets, provided that there is no limitation with respect to investments
(a) in municipal obligations (for the purpose of this restriction, private activity bonds shall not be deemed municipal obligations if the payment of principal and interest on such bonds is the ultimate responsibility of non-governmental users) and (b) in obligations of the U.S. Government, its agencies or instrumentalities; (2) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, except that up to 25% of the value of the total assets of a Fund may be invested without regard to this limitation; (3) purchase securities of an issuer if, as a result, with respect to 75% of its total assets, it would own more than 10% of the voting securities of such issuer; or (4) borrow from banks, except that a Fund may borrow up to 10% of the current value of its total assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of the Fund's net assets (but investments may not be purchased while borrowings are in excess of 5%). It is also a fundamental policy that each Fund may make loans of portfolio securities. In addition, it is a fundamental policy that the Equity Fund may only invest up to 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, variable amount master demand notes having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties having maturities of more than seven days, and securities that are not readily marketable. Although not a matter of fundamental policy, the Funds consider the securities of foreign governments to be a separate industry for purposes of the 25% asset limitation on investments in the securities of issuers conducting their principal business activity in the same industry.

MANAGEMENT

     The Trust and the Company are managed under the direction of their governing Boards of Trustees and Directors, respectively. Each individual listed below is a member of both the Trust's Board of Trustees and the Company's Board of Directors. The principal occupation of each individual is also listed below.

TRUSTEES AND DIRECTORS

  Edgar R. Fiedler                 Vice President and Economic Counsellor,
                                    The Conference Board.

  C. Gary Gerst                    Chairman of the Board of Directors and
                                    Trustees; Chairman Emeritus, La Salle
                                    Partners, Ltd. (Real Estate Developer
                                    and Manager).

  John W. McCarter, Jr.            Senior Vice President, Booz |b6 Allen &
                                    Hamilton, Inc. (Consulting Firm);
                                    Director of W.W. Grainger, Inc. and
                                    A.M. Castle, Inc.

  Ernest M. Roth                   Consultant; Retired Senior Vice President
                                    and Chief Financial Officer, Commonwealth
                                    Edison Company.

INVESTMENT ADVISER

     This section highlights the experience, services offered, and compensation of the Funds' Adviser.


     The Trust and the Company have each entered into an Advisory Contract with Harris Trust with respect to each of the Funds. Harris Trust, located at 111 West Monroe Street, Chicago, Illinois, is the successor to the investment banking firm of N.W. Harris & Co. that was organized in 1882 and was incorporated in 1907 under the present name of the bank. It is an Illinois state-chartered bank and a member of the Federal Reserve System. At December 31, 1994, Harris Trust had assets of more than $13 billion and was the largest of 14 banks owned by Harris Bankcorp, Inc. Harris Bankcorp, Inc. is a wholly-owned subsidiary of Bankmont Financial Corp., which is a wholly-owned subsidiary of Bank of Montreal, a publicly traded Canadian banking institution.


     As of December 31, 1994, Harris Trust managed more than $8 billion in personal trust assets, and acted as custodian of more than $151 billion in assets.

     With respect to the Funds, the Advisory Contracts provide that Harris Trust is responsible for the supervision and oversight of the Portfolio Management Agent's performance (as discussed below).


     For all its services under the Advisory Contracts with the Funds, Harris Trust is entitled to receive monthly advisory fees at the annual rate of 0.70%, 0.70%, 0.90%, 1.00%, 0.25%, 1.05% and 0.60% of the average daily net assets of the Equity Fund, the Equity Income Fund, the Growth Fund, the Small-Cap Fund, the Index Fund, the International Fund and the Balanced Fund, respectively.

PORTFOLIO MANAGEMENT AGENT

     Harris Trust has entered into Portfolio Management Contracts with Harris Investment Management, Inc. (``HIM'' or the ``Portfolio Management Agent'') under which HIM undertakes to furnish investment guidance and policy direction in connection with the daily portfolio management of the Funds. For the services provided by HIM, Harris Trust will pay to HIM the advisory fees it receives from the Funds. As of June 30, 1995, HIM managed an estimated $13.8 billion in assets.

     Purchase and sale orders of the securities held by each of the Funds may be combined with those of other accounts that HIM manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When HIM determines that a particular security should be bought or sold for any of the Funds and other accounts managed by HIM, HIM undertakes to allocate those transactions among the participants equitably.

PORTFOLIO MANAGEMENT

     The organizational arrangements of the Investment Adviser and the Portfolio Management Agent require that all investment decisions be made by a committee and no one person is responsible for making recommendations to that committee.


GLASS-STEAGALL ACT

     The Glass-Steagall Act, among other things, generally prohibits federally chartered or supervised banks from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although subsidiaries of bank holding companies such as Harris Trust and HIM are permitted to purchase and sell securities upon the order and for the account of their customers.

     It is the position of Harris Trust and HIM that they may perform the services contemplated by the Advisory Contracts, the Portfolio Management Contracts and this Prospectus without violation of the Glass-Steagall Act or other applicable federal banking laws or regulations. It is noted, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal statutes or regulations and judicial or administrative decisions or interpretations thereof, could prevent Harris Trust or HIM from continuing to perform, in whole or in part, such services. If Harris Trust or HIM were prohibited from performing any of such services, it is expected that the Boards of Trustees and Directors of the Trust and the Company, respectively, would recommend to the Funds' shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Boards of Trustees and Directors.

     To the extent permitted by the Commission, the Funds may pay brokerage commissions to certain affiliated persons. No such commission payments were made during the last fiscal year by the Equity Fund.

ADMINISTRATORS, CUSTODIAN AND TRANSFER AGENT

     These service providers are responsible for maintaining the books and records of the Funds, handling compliance and regulatory issues, processing buy/sell orders, customer service and the safekeeping of securities.

     First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc.) (``First Data'' or the ``Administrator'') and PFPC Inc. (``PFPC'' or the ``Administrator and Accounting Services Agent'') (collectively, the ``Administrators'') serve as the administrators of the Funds. In such capacity, the Administrators generally assist the Funds in all aspects of their administration and operation. PFPC also serves as the transfer and dividend disbursing agent of the Funds (the ``Transfer Agent'').

     PNC Bank, N.A. (the ``Custodian'') serves as custodian of the assets of the Funds. PFPC and the Custodian are indirect, wholly-owned subsidiaries of PNC Bank Corp.

     As compensation for their services, the Administrators, the Custodian, and the Transfer Agent are entitled to receive a combined fee based on the aggregate average daily net assets of the Funds and the Trust's and the Company's other investment portfolios, payable monthly at an annual rate of .17% of the first $300 million of average daily net assets; .15% of the next $300 million; and
 .13% of average net assets in excess of $600 million. In addition, a separate fee is charged by PFPC for certain retail transfer agent services and for various custody transactional charges.

DISTRIBUTOR

     The Distributor underwrites the Funds' shares which are then available for purchase or redemption.


     Funds Distributor, Inc. (the ``Distributor'') has entered into a Distribution Agreement with the Trust (and, with respect to the Equity Fund, the Company) pursuant to which it has the responsibility for distributing shares of the Funds. Fees for services rendered by the Distributor will be paid by the Administrators. The Distributor bears the cost of printing and mailing prospectuses to potential investors and any advertising expenses incurred by it in connection with the distribution of Shares, subject to the terms of the Service Plans described below, if implemented pursuant to contractual arrangements between the Trust and the Distributor or the Company and the Distributor and approved by the Board of Trustees of the Trust (or, with respect to the Equity Fund, the Board of Directors of the Company).

     See ``Management'' and ``Custodian'' in the Statement of Additional Information for additional information regarding the Funds' Investment Adviser, Portfolio Management Agent, Administrators, Custodian, Transfer Agent and Distributor.

EXPENSES


     Except for certain expenses borne by the Distributor, Harris Trust, and HIM, the Trust and the Company each bears all costs of its operations, including the compensation of its Trustees or Directors who are not affiliated with Harris Trust, HIM or the Distributor or any of their affiliates; advisory and administration fees; payments pursuant to any Service Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Service Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of the Funds' custodian including those for keeping books and accounts and calculating the net asset value per share of the Funds; expenses of shareholders' meetings and meetings of Boards of Trustees and Directors; expenses relating to the issuance, registration and qualification of shares of the Funds; pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to each Fund are charged against the assets of the Fund. Other general expenses of the Trust and the Company are allocated among the Funds in an equitable manner as determined by the Boards of Trustees and Directors.


DETERMINATION OF NET ASSET VALUE

     The Net Asset Value (NAV) is the price or value of one share of a Fund.

     Net asset value per share for each Fund is determined on each day that the New York Stock Exchange (``NYSE'') and the Federal Reserve Bank of Philadelphia (the ``Fed'') are open for trading. For a list of the days on which the net asset value will not be determined, see ``Determination of Net Asset Value'' in the Statement of Additional Information. The net asset value per share of each of the Funds is determined by dividing the value of the total assets of a Fund less all of its liabilities by the total number of outstanding shares of that Fund.

     The net asset value per share of each of the Funds is determined at the close of regular trading on the NYSE on each day the Funds are open for business. The value of securities of the Funds (other than bonds and debt obligations maturing in 60 days or less) is determined based on the last sale price on the principal exchange on which the securities are traded as of the close of regular trading on the NYSE (which is currently 4:00 P.M., New York City time). In the absence of any sale on the valuation date, the securities are valued at the closing bid price. Securities traded only on over-the-counter markets are valued at closing over-the-counter bid prices. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Boards of Trustees and Directors. Bonds are valued at the mean of the last bid and asked prices. In the event that such prices are not readily available, securities are valued at fair value as determined in good faith by the Board of Trustees or Directors, as the case may be. Prices used for valuations of securities are provided by independent pricing services. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost when the Trust's Board of Trustees or the Company's Board of Directors, as the case may be, has determined that amortized cost valuation represents fair value.

PURCHASE OF SHARES

     Contact your broker, financial institution or service agent for answers to any questions you may have about purchasing shares.

     Shares of any of the Funds may be purchased through authorized broker/dealers, financial institutions and service agents (``Institutions'') on any day the NYSE and the Fed are open for business. Individual investors will purchase all shares directly through Institutions which will transmit purchase orders directly to the Distributor. Institutions are responsible for the prompt transmission of purchase, exchange or redemption orders, and may independently establish and charge additional fees to their customers for such services, which would reduce the customers' yield or return. No minimum initial or subsequent investment limitations have been imposed. Each Institution through which shares may be purchased may establish its own terms with respect to the requirement of a minimum initial investment and minimum subsequent investments.

     The Trust (or the Company with respect to the Equity Fund) reserves the right to reject any purchase order. All funds, net of sales charge, if any, will be invested in full and fractional shares. Checks will be accepted for the purchase of any Fund's shares subject to collection at full face value in U.S. dollars. Inquiries may be directed to the Funds at the address and telephone number on the cover of this Prospectus.

     Purchase orders for shares of the Fund received in good order by the Distributor prior to the close of regular trading (4:00 P.M., New York City time) on the NYSE will be executed at the offering price, which includes a sales charge, next determined on that day. Orders placed directly with the Distributor must be paid for by check or bank wire on the next business day. Payment for the shares purchased through an Institution will not be due until settlement date, normally three business days after the order has been executed.

     Although Class A Shares of the Funds are sold with a sales load of up to 4.50%, there are a number of ways to reduce the sales load.

     When Class A Shares of the Funds are purchased through an Institution, the Distributor reallows a portion of the sales charge. No sales charge will be assessed on the reinvestment of distributions.

     Sales charges for Class A Shares of the Funds are as follows:

                                               SALES CHARGE     DEALER ALLOWANCE
                                SALES          AS % OF NET           AS % OF
        AMOUNT OF PURCHASE      CHARGE        AMOUNT INVESTED    OFFERING PRICE

Less than $100,000              4.50%              4.71%               4.25%

$100,000 up to (but less than)
 $200,000                       4.00               4.17                3.75

$200,000 up to (but less than)
 $400,000                       3.50               3.63                3.25

$400,000 up to (but less than)
 $600,000                       2.50               2.56                2.25

$600,000 up to (but less than)
 $800,000                       2.00               2.04                1.75

$800,000 up to (but less than)
 $1,000,000                     1.00               1.01                0.75

$1,000,000 and over              .00                .00                 .00

     No sales charge will be assessed on purchases by (a) any bank, trust company, or other institution acting on behalf of its fiduciary customer accounts or any other trust account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the ``Code'')); (b) individuals with an investment account or relationship with HIM; (c) directors and officers of the Company; (d) directors, current and retired employees of Harris Bankcorp, Inc. or any of its affiliates and the immediate family members of such individuals (spouses and children under 21); (e) brokers, dealers, and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals); (f) financial institutions, financial planners, employee benefit plan consultants or registered investment advisers acting for the accounts of their clients; and (g) customers of Harris Trust and its affiliate banks.


     Depending upon the terms of the particular customer account, financial services institutions, including Harris Trust and HIM, may charge account fees for automatic investment and other cash management services which they provide, including, for example, account maintenance fees, compensating balance requirements, or fees based upon account transactions, assets, or income. This Prospectus should be read in connection with any information received from financial services institutions.

     The Right of Accumulation allows an investor to combine the amount being invested in Class A Shares of the non-money market funds of the Trust and the Company with the total net asset value of Class A Shares currently being purchased or already owned of such funds to determine reduced sales charges in accordance with the above sales charge schedule. To obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge, and confirmation of the order is subject to such verification. The Right of Accumulation may be modified or discontinued at any time by the Funds with respect to all Class A Shares purchased thereafter.

     A Letter of Intent allows an investor to purchase Class A Shares of the non-money market funds of the Trust and the Company over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus the total net asset value of Class A Shares already owned pursuant to the terms of the letter of such fund. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment. If such amount is not invested within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid.

     Each Fund also offers Institutional Shares. Different classes of shares of a single portfolio may bear different sales charges and other expenses which may affect their relative performance. Investors may call 1-800-982-8782 to obtain more information concerning Institutional Shares of the Funds.

REDEMPTION OF SHARES

     Shares may be redeemed at their next determined net asset value after receipt of a proper request by the Distributor directly or through any Institution.

     There is no charge by the Funds for redemptions, although Institutions may charge an account-based service fee.

     There is no charge for  redemption  transactions,  but an  Institution  may charge an account-based service fee. Redemption orders received by an Institution before the close of the NYSE with respect to shares of a Fund and received by the Distributor before the close of business on the same day will be executed at the Fund's net asset value per share next determined on that day. Redemption orders received by an Institution after the close of the NYSE, or not received by the Distributor prior to the close of business, will be executed at the Fund's net asset value next determined on the next business day.

     Redemption orders for a Fund that are received in good order by 4:00 P.M. (New York City time) will normally be remitted within five business days but not more than seven days. In the case of a redemption request made shortly after a recent purchase, the redemption proceeds will be distributed upon the clearance of the shareholder's check used to purchase the Fund's shares which may take up to 15 days or more after the investment. The proceeds may be more or less than cost and, therefore, a redemption may result in a gain or loss for federal income tax purposes. Payment of redemption proceeds may be made in readily marketable securities.

REDEMPTION THROUGH INSTITUTIONS

     Proceeds of redemptions made through authorized Institutions will be credited to the shareholder's account with the Institution. A redeeming shareholder may request a check from the Institution or may elect to retain the redemption proceeds in such shareholder's account. The Institution may benefit from the use of the redemption proceeds prior to the clearance of a check issued to a redeeming shareholder for the proceeds or prior to disbursement or reinvestment of the proceeds on behalf of the shareholder.

     Because of the high cost of maintaining small accounts, the Trust (or the Company with respect to the Equity Fund) reserves the right to involuntarily redeem accounts on behalf of shareholders whose share balances fall below $500 unless this balance condition results from a decline in the market value of a Fund's assets. Prior to such a redemption, a shareholder will be notified in writing and permitted 30 days to make additional investments to raise the account balance to the specified minimum.

EXCHANGE PRIVILEGE

     Once you have held shares for 7 days or more, you can exchange these shares for other eligible Harris Insight Fund Class A Shares.

     Class A Shares of any of the Funds that have been held for seven days or more may be exchanged for shares of any other fund in the Harris Insight Funds in an identically registered account, provided Class A Shares of the Fund to be acquired are registered for sale in the shareholder's state of residence, on the following terms: Class A Shares of the non-money market funds of the Trust and the Company may be exchanged for Class A Shares of one another and for Class A Shares of each of the money market funds of the Company, all at respective net asset values. In addition, Class A Shares of a Fund that have been exchanged pursuant to these privileges may be re-exchanged at respective net asset values of Class A Shares of the Fund in which they were originally invested upon notification.

     Procedures applicable to redemption of a Fund's shares are also applicable to exchanging shares. The Trust (or the Company with respect to the Equity Fund) reserves the right to limit the number of times shares may be exchanged between the Harris Insight Funds, to reject any telephone exchange order or otherwise to modify or discontinue exchange privileges at any time upon 60 days written notice. A capital gain or loss for tax purposes may be realized upon an exchange, depending upon the cost or other basis of shares redeemed.

SERVICE PLANS

     The Service Plans for the Funds allow these Funds to pay Service Agents for certain servicing activities provided to their customers.

     Under each Fund's Service Plan relating to Class A Shares, each Fund bears the costs and expenses in connection with advertising and marketing the Fund's shares and pays the fees of financial institutions (which may include banks), securities dealers and other industry professionals, such as investment advisers, accountants and estate planning firms (collectively, ``Service Agents'') for servicing activities, as described below, at a rate up to 0.25% per annum of the average daily net asset value of the Fund's Class A Shares. However, Harris Trust or HIM, in lieu of a Fund, from time to time in its sole discretion, may volunteer to bear the costs of such fees to certain Service Agents. The Administrators and the Distributor may act as Service Agents and receive fees under a Service Plan. For more information concerning expenses pursuant to the Service Plans, see ``Management.''

     Servicing   activities  provided  by  Service  Agents  to  their  customers investing in the Funds may include, among other things, one or more of the following: establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; answering customer inquiries regarding the Funds; assisting customers in changing dividend options, account designations and addresses; performing sub-accounting; investing customer cash account balances automatically in Fund Shares; providing periodic statements showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's other accounts serviced by the Service Agent; arranging for bank wires, distribution and such other services as a Fund may request, to the extent the Service Agent is permitted to do so by applicable statute, rule or regulation.

DIVIDENDS AND DISTRIBUTIONS

     The Equity, Growth, Index and Balanced Funds declare and pay dividends quarterly; the Small-Cap and International Funds declare and pay dividends semi-annually.

     Dividends from net investment income of each of the Equity, Equity Income, Growth, Index and Balanced Funds will be declared and paid quarterly. Dividends from net investment income of each of the Small-Cap and International Funds will be declared and paid semi-annually. Each Fund's net taxable capital gains, if any, will be distributed at least annually (to the extent required to avoid imposition of the 4% excise tax described below). Dividends and distributions paid by any of the Funds will be invested in additional shares of the same Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash. Dividend checks and Statements of Account will be mailed approximately two business days after the payment date. Each Fund will forward to the Transfer Agent the monies for dividends to be paid in cash on the payment date.

FEDERAL INCOME TAXES

     Each Fund (and each of the other Harris Insight Funds) will be treated as a separate entity for tax purposes and thus the provisions of the Internal Revenue Code (the ``Code'') generally will be applied to each Fund separately, rather than to the Trust or the Company as a whole. As a result, net capital gains, net investment income, and operating expenses will be determined separately for each Fund. The Trust (or the Company with respect to the Equity Fund) intends to qualify each Fund as a regulated investment company under Subchapter M of the Code. As a portfolio of a regulated investment company, each Fund will not be subject to federal income taxes with respect to net investment income and net capital gains distributed to its shareholders, as long as it distributes 90% or more of its net investment income (including net short-term capital gains) each year.

     Dividends from net investment income (including net short-term capital gains) will be taxable as ordinary income.

     Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held the shares, and will not qualify for the dividends-received deductions.

     A taxable gain or loss may also be realized by a holder of shares in a Fund upon the redemption or transfer of shares depending on the tax basis of the shares and their price at the time of the transaction.

     Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent shares are acquired within the 61-day period beginning 30 days before and ending 30 days after disposition of the shares.

     The Trust (or the Company with respect to the Equity Fund) will be required to withhold, subject to certain exemptions, a portion (currently 31%), from dividends paid or credited to individual shareholders and from redemption proceeds, if a correct taxpayer identification number, certified when required, is not on file with the Trust (or the Company with respect to the Equity Fund) or Transfer Agent.

ACCOUNT SERVICES

     Shareholders receive a Statement of Account whenever a share transaction, dividend or capital gain distribution is effected in the accounts, or at least annually. Shareholders can write or call the Funds at the address and telephone number on page one of this Prospectus with any questions relating to their investment in shares of the Funds.

ORGANIZATION AND CAPITAL STOCK


     The Trust is a diversified open-end management investment company which was organized on December 6, 1995 as a business trust under the laws of The Commonwealth of Massachusetts. The Trust offers shares of beneficial interest, $.001 par value, for sale to the public. Currently, the Trust has eleven portfolios in operation. The Board has authorized each of the eleven Funds which are portfolios of the Trust to issue two classes of shares, Class A and Institutional Shares.


     The Company, which was incorporated in Maryland on September 16, 1987, is a diversified, open-end management investment company. The authorized capital stock of the Company consists of 10,000,000,000 shares having a par value of $.001 per share. Currently, the Company has six portfolios in operation. The Board has authorized the Equity Fund to issue two classes of shares, Class A and Institutional Shares.

     Institutional Shares of the Fund, which are offered only to certain classes of investors, do not bear any sales, marketing or distribution expenses. In the future, the Board of Trustees of the Trust and the Board of Directors of the Company may authorize the issuance of shares of additional investment portfolios and additional classes of shares of any portfolio. Different classes of shares of a single portfolio may bear different sales charges and other expenses which may affect their relative performance. Information regarding other classes of shares may be obtained by calling the Funds at the telephone number shown on the cover page of this Prospectus or from any institution which makes available shares of the Funds. All shares of the Trust and all shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. A more detailed statement of the voting rights of shareholders is contained in the Statement of Additional Information. All shares of the Trust and all shares of the Company, when issued, will be fully paid and non-assessable.


     As of January 31, 1996, ACO/Integra Trust Services held of record 1,283,579 shares, equal to 27.14% of the outstanding shares of the Equity Fund and Harris Trust held of record 1,543,359 shares, equal to 32.63% of the outstanding shares of the Equity Fund. Harris Trust has indicated that it holds its shares on behalf of various client accounts and not as beneficial owner.

     The Trust and the Company may dispense with annual meetings of shareholders in any year in which Trustees and Directors are not required to be elected by shareholders. The Board of Trustees of the Trust and the Board of Directors of the Company, when requested by at least 10% of the Trust's or the Company's outstanding shares, will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees or of a Director or Directors and will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

     There is a possibility that the Trust might become liable for any misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the Company. There is a possibility that the Company might become liable for any misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the Trust.

REPORTS TO SHAREHOLDERS

     The fiscal year of both the Trust and the Company ends on December 31. Each of the Trust and the Company will send to its shareholders a semi-annual report showing the investments held by each of the Funds and other information (including unaudited financial statements) pertaining to the Trust or the Company, as the case may be. An annual report, containing financial statements audited by independent accountants, is also sent to shareholders.

CALCULATION OF YIELD AND TOTAL RETURN

     The total return of each Fund shows what an investment in the Fund would have earned over a specific period of time.

     From time to time each of the Funds may advertise its ``total return'' and yield. ``Total return'' refers to the amount an investment in a Fund would have earned, including any increase or decrease in net asset value, over a specified period of time and assumes the payment of the maximum sales load and the reinvestment of all dividends and distributions.

     The total return of each Fund shows what an investment in Class A Shares of the Fund would have earned over a specified period of time (such as one, five or ten years or the period of time since commencement of operations, if shorter) assuming the payment of the maximum sales loads when the investment was first made and that all distributions and dividends by the Fund were reinvested on their reinvestment dates during the period less all recurring fees. When a Fund compares its total return to that of other mutual funds or relevant indices, its total return may also be computed without reflecting the sales load so long as the sales load is stated separately in connection with the comparison.

     The yield of each Fund refers to the income generated by an investment in Class A Shares of the Fund over a 30-day period (which period will be stated in the advertisement). This income is then ``annualized.'' That is, the amount of income generated by the investment during the 30-day period is assumed to be earned and reinvested at a constant rate and compounded semi-annually. The annualized income is then shown as a percentage of the investment.

     A Fund's performance figures for a class of shares represent past performance, will fluctuate and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of instrument and operating expenses.

INVESTMENT ADVISER
Harris Trust & Savings Bank
111 West Monroe Street
Chicago, Illinois 60603

PORTFOLIO MANAGEMENT AGENT
Harris Investment Management, Inc.
190 South LaSalle Street
Chicago, Illinois 60603

Administrators
First Data Investor Services Group, Inc.
53 State Street
Boston, Massachusetts 02109

PFPC INC.
103 Bellevue Parkway
Wilmington, Delaware 19809

DISTRIBUTOR
Funds Distributor, Inc.
One Exchange Place
Boston, Massachusetts 02109

CUSTODIAN
PNC Bank, N.A.
Broad and Chestnut Streets
Philadelphia, Pennsylvania 19101

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
PFPC Inc.
P.O. Box 8950
Wilmington, Delaware 19885

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
Philadelphia, Pennsylvania

LEGAL COUNSEL
Bell, Boyd & Lloyd
Chicago, Illinois

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